Royalty, stream and other interests	12 Months Ended
Dec. 31, 2022
Royalty, Stream And Other Interests [Abstract]
Royalty, stream and other interests [Text Block]

11. Royalty, stream and other interests

		Year ended December 31, 2022
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	703,113	438,032	13,656	1,154,801
Acquisitions	123,359	850	-	124,209
Depletion	(27,362)	(23,993)	-	(51,355)
Impairment	(1,818)	-	-	(1,818)
Currency conversion adjustments	8,282	21,149	932	30,363
Recognition of royalty and stream interests following the deconsolidation of Osisko Development (Note 31)	73,501	48,552	-	122,053
Balance - December 31	879,075	484,590	14,588	1,378,253

Producing
Cost	634,058	566,348	-	1,200,406
Accumulated depletion and impairment	(423,634)	(238,938)	-	(662,572)
Net book value - December 31	210,424	327,410	-	537,834

Development
Cost	367,845	211,755	33,245	612,845
Accumulated depletion and impairment	(753)	(55,252)	(28,229)	(84,234)
Net book value - December 31	367,092	156,503	5,016	528,611

Exploration and evaluation
Cost	304,685	677	9,572	314,934
Accumulated depletion and impairment	(3,126)	-	-	(3,126)
Net book value - December 31	301,559	677	9,572	311,808

Total net book value - December 31	879,075	484,590	14,588	1,378,253

Main acquisitions - 2022

Copper NSR royalty - Marimaca copper project

In September 2022, Osisko acquired a 1.0% NSR royalty for US$15.5 million ($20.3 million) covering the currently known mineralization and prospective exploration areas that constitute the Marimaca copper project located in Antofagasta, Chile, owned and operated by Marimaca Copper Corp. As part of the transaction, Osisko has been granted certain rights including a right of first refusal with respect to any royalty, stream, or similar interest in connection with the financing of the Marimaca project.

Copper-gold NSR royalty - Cascabel copper-gold project

In November 2022, Osisko acquired a 0.6% NSR royalty for US$50.0 million ($67.2 million) covering the entire 4,979 hectare Cascabel property, including the Alpala project, located in northeastern Ecuador and operated by SolGold plc ("SolGold"). Beginning in 2030 and until the end of 2039, Osisko will receive minimum annual payments under the royalty of US$4.0 million. SolGold shall have a right to buydown one-third of the NSR royalty percentage for 4 years.

Potential silver stream - CSA mine

In March 2022, Osisko Bermuda Limited ("Osisko Bermuda") entered into an agreement with Metals Acquisition Corp. ("MAC") with respect to a US$90.0 million silver stream (the "CSA Silver Stream") to facilitate MAC's acquisition of the producing CSA mine in New South Wales, Australia ("CSA"). MAC announced in March 2022 that it had entered into an agreement to acquire 100% of the shares of the owner of CSA from a subsidiary of Glencore plc (the "CSA Acquisition Transaction").

In December 2022, Osisko Bermuda entered into a revised binding agreement. Under the revised CSA Silver Stream agreement, the upfront cash payment payable by Osisko Bermuda to MAC has been reduced from US$90.0 million to US$75.0 million (the "Silver Deposit"). In the event the silver price averages at least US$25.50 per ounce over the ten business days immediately prior to the closing of the transaction, the Silver Deposit will be increased by US$15.0 million to a total of US$90.0 million.

The Silver Deposit would be payable in full on closing of the CSA Silver Stream, with proceeds to be used to fund in part the purchase price payable by MAC for the CSA Acquisition Transaction. Osisko Bermuda would be entitled to receive 100% of payable silver produced from CSA for the life of the mine. Osisko Bermuda would make ongoing payments for refined silver delivered equal to 4% of the spot silver price at the time of delivery. MAC and certain of its subsidiaries, including the operating subsidiary, would provide Osisko Bermuda with corporate guarantees and other security over their assets for its obligations under the CSA Silver Stream.

MAC would grant Osisko Bermuda a right of first refusal in respect of the sale, transfer or buy-back of any royalty, stream or similar interest in the products mined or otherwise extracted from any property owned or acquired by MAC or an affiliate between the closing date and the later of the seventh anniversary of the closing date or the date on which Osisko Bermuda or any affiliate ceases to hold or control more than 5% of the issued and outstanding common shares of MAC.

Closing of the CSA Silver Stream is expected in the first half of 2023, and is subject to certain conditions precedent, including, among others, closing of the CSA Acquisition Transaction. Closing of the CSA Acquisition Transaction is subject to, among other things, MAC's closing of the financings to acquire CSA, MAC shareholder's approving the CSA Acquisition Transaction, and certain regulatory approvals. Osisko Bermuda also agreed to subscribe for US$15.0 million in equity of MAC concurrently with the closing of the CSA Silver Stream.

Potential backstop copper stream - CSA mine

Osisko Bermuda entered into a potential backstop financing agreement with MAC where Osisko Bermuda may provide an upfront deposit of up to US$75.0 million in respect of a copper stream on CSA (the "Available Copper Deposit"), which MAC may draw in whole or in part to fund any shortfall in the equity financing required to complete the acquisition of the mine. If the full deposit is drawn, Osisko Bermuda will be entitled to receive 3.0% of payable copper until the 5th anniversary of the closing date (the "First Threshold Stream"), then 4.875% of payable copper until 33,000 metric tonnes have been delivered in aggregate (the "Second Threshold Stream"), and thereafter 2.25% for the remaining life of mine. In conjunction with the potential CSA backstop copper stream, Osisko Bermuda has agreed to subscribe for up to US$25.0 million in equity of MAC as part of its concurrent equity financing (the "Copper Equity Subscription"). The final amount of the Copper Equity Subscription shall be proportional to the percentage of the Available Copper Deposit drawn by MAC.

Recognition of royalty and stream interests following the deconsolidation of Osisko Development

As a result of the deconsolidation of Osisko Development (Note 31), the Company recognized royalty and stream interests held on properties owned by Osisko Development. Prior to the deconsolidation of Osisko Development, these assets were eliminated upon consolidation of Osisko Development and its subsidiaries.

The following assets were recognized at their historical net book value on September 30, 2022:

- 5% NSR royalty on all metals produced from the Cariboo property in British-Columbia, Canada;

- 15% gold and silver stream on the San Antonio property in Sonora, Mexico, with on-going per-ounce cash payments equal to 15% of the applicable spot metal price on the business day immediately preceding the date of delivery of such refined metal;

- 2.5% stream on all metals produced from the Tintic property in Utah, United States, until 27,150 ounces of refined gold have been delivered, and thereafter 2.0% stream on all metals, with on-going per-ounce cash payments equal to 25% of the applicable spot metal price on the business day immediately preceding the date of delivery of such refined metal; and

- Certain NSR royalties on exploration properties located in Canada and in Mexico.

		Year ended December 31, 2021
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	656,661	440,941	18,526	1,116,128
Acquisitions	77,702	13,234	-	90,936
Conversion of an offtake into a stream	-	4,682	(4,682)	-
Depletion	(28,958)	(19,403)	-	(48,361)
Impairment	(2,288)	-	-	(2,288)
Currency conversion adjustments	(4)	(1,422)	(188)	(1,614)
Balance - December 31	703,113	438,032	13,656	1,154,801

Producing
Cost	626,345	518,934	-	1,145,279
Accumulated depletion and impairment	(395,874)	(210,884)	-	(606,758)
Net book value - December 31	230,471	308,050	-	538,521

Development
Cost	226,438	181,209	31,120	438,767
Accumulated depletion and impairment	(572)	(51,227)	(26,424)	(78,223)
Net book value - December 31	225,866	129,982	4,696	360,544

Exploration and evaluation
Cost	247,680	-	8,960	256,640
Accumulated depletion	(904)	-	-	(904)
Net book value - December 31	246,776	-	8,960	255,736
Total net book value - December 31	703,113	438,032	13,656	1,154,801

Main acquisitions - 2021

In April 2021, the Company acquired six royalties and one precious metals offtake, from two private sellers, for total cash consideration of US$26.0 million ($32.6 million). Four of the royalties are on claims overlying the Spring Valley project, located in the United States, and increased the Company's current NSR royalty on Spring Valley from 0.5% to between 2.5% - 3.0% (sliding scale royalty percentages as long as gold prices are above US$700 per ounce). Immediately to the north of Spring Valley lies the Moonlight exploration property, where Osisko also acquired a 1.0% NSR royalty. Osisko also acquired a 0.5% NSR royalty and a 30% gold and silver offtake right covering the Almaden project in western Idaho.

In July 2021, the Company entered into a royalty transfer agreement with Sailfish Royalty Corp. ("Sailfish") pursuant to which Osisko purchased a 0.75% NSR royalty (after the buy-down options exercised by the operator) on the Tocantinzinho gold project ("Tocantinzinho"), located in Brazil, and operated by G Mining Ventures Corp. for cash consideration of US$10 million ($12.6 million).

In August 2021, the Company made an advance payment of $10.0 million under its silver stream agreement with Falco Resources Ltd., an associate of the Company at the date of the transaction. The payment corresponds to half of the $20.0 million second installment payment, which was payable at the receipt of all necessary material third-party approvals, licenses, rights of way and surface rights on the Horne 5 property, located in Canada.

In October 2021, Osisko acquired from Barrick TZ Limited, a subsidiary of Barrick Gold Corporation ("Barrick"), royalties for total cash consideration of US$11.8 million, including a 2% NSR royalty on the AfriOre and Gold Rim licenses comprising the West Kenya project operated by Shanta Gold Limited, a 1% NSR royalty on the Frontier project operated by Metalor SA, a private company, and a 1% NSR royalty on the Central Houndé project operated by Thor Explorations Ltd.

Conversion of the Parral offtake to a gold and silver stream

In April 2021, GoGold Resources Inc. ("GoGold") and Osisko Bermuda entered into an agreement to convert the gold and silver offtake into a gold and silver stream. Under the stream, Osisko Bermuda started receiving, effective April 29, 2021, 2.4% of the gold and silver produced from tailings piles currently owned or acquired by GoGold, with a transfer price of 30% of the gold and silver spot prices.